UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 15, 2005

INSPIRE PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its charter)

Delaware	000-31135	04-3209022
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4222 Emperor Boulevard, Suite 200, Durham, North Carolina	27703-8466
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (919) 941-9777

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Appointment of Chairman of the Board

On February 18, 2005, Inspire Pharmaceuticals, Inc. (“Inspire”) issued a press release, attached hereto and made a part hereof, announcing that its Board of Directors (the “Board”) appointed Kenneth B. Lee, Jr. as Chairman of the Board, effective February 17, 2005. Mr. Lee joined the Board as a director in September 2003. Additionally, the Board appointed Mr. Lee to serve as a member of its corporate governance committee, effective February 17, 2005.

Litigation

On February 15, 2005, a purported class action complaint was filed in the United States District Court for the Middle District of North Carolina by Mirco Investors, LLC on behalf of itself and all other similarly situated investors against Inspire, its Chief Executive Officer and Chief Financial Officer. The complaint alleges violations of sections 10(b) and 20(a) of the Securities Exchange Act of 1934, and Securities and Exchange Commission Rule 10b-5, and focuses on statements that are claimed to be false and misleading regarding a Phase 3 clinical trial of the dry eye drug product, diquafosol tetrasodium. The plaintiffs seek unspecified damages on behalf of a purported class of purchasers of Inspire’s securities during the period from June 2, 2004 through February 8, 2005. On or around February 16, 2005, a similar complaint against the same defendants was filed by Richard and Susan Giorgino. It is possible that additional complaints may be filed in the future. Inspire expects that these individual lawsuits will be consolidated into a single civil action. Inspire has not yet been served with copies of the complaints mentioned above. Inspire intends to defend the litigation vigorously.

Caution Regarding Forward-Looking Statements

This Form 8-K contains certain forward-looking statements by Inspire that involve risks and uncertainties and reflect Inspire’s judgment as of the date of this filing. These statements include those related to filing of future actions, merits of the lawsuits and defenses to the allegations contained in the lawsuits and the uncertainties of litigation. Actual events or results may differ from Inspire’s expectations. There can be no assurance that Inspire will successfully defend any lawsuit, including any purported securities class action litigation. Additional information concerning these and other risk factors that could affect Inspire’s results is included in Inspire’s filings with the Securities and Exchange Commission. Inspire undertakes no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

No.	Description
99.1	Press Release, dated February 18, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Inspire Pharmaceuticals, Inc.

By:	/s/ Christy L. Shaffer
Christy L. Shaffer,
Chief Executive Officer

Dated: February 18, 2005

EXHIBIT INDEX

No.	Description
99.1	Press Release, February 18, 2005